SUBSCRIPTION AGREEMENT

                                                                   Exhibit 10.32


                                                              November 12, 1997

TO:  Idaho Consolidated Metals Corp.

The undersigned (the "Purchaser") hereby subscribes irrevocably for and agrees to purchase from Idaho Consolidated Metals Corp. (the "Company"), subject to the terms and conditions set forth herein, that number of Units (the "Units") of the Company specified in paragraph A of Schedule "A" hereto for an aggregate subscription price specified in paragraph B of Schedule "A" hereto, representing a subscription price of CDN$0.60 (US$0.43) per Unit.

1.   Definitions

1.1 In this Subscription Agreement, including any schedules forming a part of this Subscription Agreement:

     (a)  "1933 Act" means the United States Securities Act of 1933, as amended;

     (b)  "B.C. Act" means the Securities Act (British Columbia);

     (c) "Applicable Securities Laws" means, in respect of each and every offer or sale of Units, the securities legislation having application and the rules, policies, notices and orders issued by applicable Regulatory Authorities having application;

     (d)  "Closing Date" has the meaning given to that term in section 9.1;

     (e)  "Closing" has the meaning given to that term in section 9.1;

     (f) "distribution" has the meaning given to that term under Applicable Securities Laws;

     (g)  "Exchange" means the Vancouver Stock Exchange;

     (h) "Exemptions" means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

     (i) "Foreign Portfolio Manager" means a person who carries on business as a "portfolio manager" (within the meaning of that term under the Applicable Securities Laws of British Columbia) in an International Jurisdiction or the United States and who purchases Units as an agent for fully managed accounts;

     (j) "fully managed" in relation to an account, means that the Purchaser has the absolute discretion as to purchasing and selling for the account and in respect of which the Purchaser receives no instructions from any person beneficially interested in such account or from any other person;

     (k) "International Jurisdiction" means a country other than Canada or the United States;

     (l) "material fact" has the meaning given to that term under Applicable Securities Laws;

     (m) "Offering Memorandum" means an offering memorandum prepared by the Company in connection with the Private Placement, and all amendments thereto and has the meaning, if any, given that term under Applicable Securities Laws;

     (n) "Private Placement" means the offering and sale of the Units pursuant to the terms and conditions of the Subscription Agreements;

     (o) "Purchaser" means a person that subscribes for and purchases Units under the Private Placement;

     (p) "Purchaser's Units" means the number of Units subscribed for by the Purchaser under this Subscription Agreement as specified in paragraph A of Schedule "A" hereto;

     (q) "Purchaser's Subscription Funds" means the aggregate subscription price for the Units subscribed for by the Purchaser as specified and defined in paragraph B of Schedule "A" hereto;

     (r) "Qualifying Jurisdictions" means the Province of British Columbia, and such other jurisdictions as may be determined by the Company;

     (s) "Regulation S" means Regulation S promulgated by the Securities Exchange Commission under the 1933 Act;

     (t) "Regulatory Authorities" means the securities regulatory authorities in each of the Qualifying Jurisdictions;

     (u) "Subscription Agreement" means the subscription agreements (including this subscription agreement) or purchase agreements to be entered into between Purchasers of Units and the Company in respect of the purchase and sale of Units and includes all schedules attached to such subscription agreements or purchase agreements, in each case as they may be amended or supplemented from time to time;

     (v)  "Time of Closing" has the meaning given to that term in section 10.1;

     (w) "Unit" means an equity unit of the Company offered under the Private Placement, each Unit consisting of one Unit Share and one Unit Warrant, and "Units" means more than one "Unit";

     (x) "Unit Share" means a common share of the Company forming part of a Unit and "Unit Shares" means more than one Unit Share;

     (y) "Unit Warrant" means a common share purchase warrant forming part of a Unit and "Unit Warrants" means more than one Unit Warrant;

     (z) "United States" means the United States of America, its territories and possessions, any states of the United States, and the District of Columbia;

     (aa) "U.S. person" has the meaning ascribed thereto in Rule 902 of Regulations S; and

     (bb) "Warrant Share" means a common share of the Company to be issued upon the exercise of one or more Unit Warrants and "Warrant Shares" means more than one Warrant Share.

2.   Subscription Procedure

2.1  The Purchaser shall deliver to the Company:

     (a)  cash,   certified   cheque  or  bank  draft   payable  to  the  "Idaho
          Consolidated Metals Corp." or such other party as the Company may direct in an amount equal to the Purchaser's Subscription Funds;

     (b)  a  completed  and  originally   executed  copy  of  this  Subscription
          Agreement (including Schedule A hereto);

     (c) a completed and originally executed copy of the Private Placement Questionnaire and Undertaking attached as Schedule "B" hereto;

     (d) if the Purchaser is an individual, a completed and originally executed copy of the Form 20A(IP) attached as Schedule "C" hereto; and

     (e) if the Purchaser is other than an individual, a completed and originally executed copy of the Form 20A(NIP) attached as Schedule "D" hereto.

2.2 The Purchaser's Private Placement Questionnaire and Undertaking attached as Schedule "B" hereto will be delivered to the Company so as to permit the Company to make such necessary filings with the Exchange to obtain the approval of the Exchange to the Private Placement. On Closing, the Company will, subject to section 2.3, then issue and sell the Purchaser's Units to the Purchaser and cause to be issued and delivered a definitive certificate representing the
Purchaser's Unit Shares and a definitive certificate representing the Purchaser's Unit Warrants, each registered in the name of the Purchaser (or in the other name or names set forth in paragraph D of Schedule "A" hereto) to or upon the direction of the Purchaser, for delivery to the Purchaser in accordance with the Purchaser's instructions in paragraph E of Schedule "A" hereto. In the event that this offer is not accepted by the Company, this offer will be returned by the Company to the Purchaser at the address of the Purchaser set forth in paragraph C of Schedule "A" hereto.

2.3 The Company will have the right to accept this offer (in whole or in part) at any time at or prior to the Time of Closing. The Company's acceptance of this offer will be conditional upon, among other things, the sale of the Purchaser's Units to the Purchaser being exempt from any registration and prospectus filing requirements of all Applicable Securities Laws. The Company will be deemed to have accepted this offer upon the delivery at the Closing of certificates representing the Purchaser's Unit Shares and the Purchaser's Unit Warrants referred to in and in accordance with section 2.2.

2.4 The Purchaser will, promptly upon request by the Company, provide the Company with any additional information and execute and deliver to the Company additional undertakings, questionnaires and other documents as the Company may request in connection with the issue and sale of the Units. The Purchaser acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Company. The Purchaser consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated under the Subscription Agreement.

3.   Terms of Private Placement

3.1 The Units subscribed for are part of a larger offering of up to 1,858,045 Units having the material attributes described below, which is being undertaken by the Company.

3.2 Each Unit will consist of one Unit Share and one Unit Warrant. Each Unit Warrant will entitle the holder to purchase one Warrant Share of the Company for a period of 2 years from the Closing Date at the price of CDN$0.60 (US$0.43) per share in the first year and CDN$0.70 (US$0.50) per share in the second year.

3.3 The Share Purchase certificate will be in such form and contain such terms as shall be approved by the Company and its counsel.

4.   Representations, Warranties and Covenants of the Purchaser

4.1 By executing this Subscription Agreement, the Purchaser represents, warrants and covenants to the Company (and acknowledges that the Company and its counsel, are relying thereon) that:

(a) the Purchaser is resident in the jurisdiction specified in paragraph C of Schedule "A" to this Subscription Agreement;

(b) the Purchaser's Units are not being purchased by the Purchaser as a result of any material information concerning the Company that has not been publicly disclosed and the Purchaser's decision to tender this offer and purchase the Purchaser's Units has not been made as a result of any verbal or written representation as to fact or otherwise (including that any person will resell or repurchase or refund the purchase price of the Purchaser's Units other than in accordance with their terms), that the Unit Shares, Unit Warrants or Warrant Shares will be listed and posted for trading on a stock exchange or that application has been made for such a listing or as to the future price or value of the Unit Shares, Unit Warrants or Warrant Shares made by or on behalf of the Company, or any other person and is based entirely upon currently available public information concerning the Company;

(c)  if the Purchaser is resident of an International Jurisdiction then:

     (i) the Purchaser is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws of the International Jurisdiction which would apply to this subscription, if there are any;

     (ii) the Purchaser is purchasing the Units pursuant to Exemptions from the prospectus and registration requirements under the Applicable Securities Laws of that International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Purchaser's Units under the Applicable Securities Laws of the International Jurisdiction without the need to rely on Exemptions; and

     (iii)the Applicable Securities Laws do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

     (iv) the Purchaser will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii) and (iii) above to the satisfaction of the Company, acting reasonably;

(d)  if the Purchaser is a Foreign Portfolio Manager:

     (i) it is purchasing the Units on behalf of managed accounts over which it has absolute discretion as to purchasing and selling, and in respect of which it receives no instructions from any person beneficially interested in such accounts or from any other person;

     (ii) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in the International Jurisdiction in which it residents, and it is permitted by law to carry on a portfolio manager business in that International Jurisdiction;

     (iii)it was not created solely or primarily for the purpose of purchasing securities of the Company;

     (iv) the total asset value of the investment portfolios it manages on behalf of clients is not less than CDN$20,000,000;

     (v) it does not believe, and has no reasonable grounds to believe, that any resident of British Columbia has a beneficial interest in any of the managed accounts for which it is purchasing; and

     (vi) it acknowledges that the Company has provided it with a list of the directors, senior officers and other insiders of the Company, and the persons that carry on investor relations activities for the Company and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing; and

     (vii)the Purchaser will, if requested by the Company or the Underwriters, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to above to the satisfaction of the Company, acting reasonably;

(e)  if the Purchaser is a U.S. Person,

     (i) the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of an investment in the Units and it is able to bear the economic risk of loss of its entire investment;

     (ii) the Purchaser is acquiring the Units for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Units in violation of the United States securities laws;

     (iii)the Purchaser understands that the Unit Shares, the Unit Warrants and the Warrant Shares (the "Securities") have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance of an exemption from such registration requirements;

     (iv) the Purchaser satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):


           ______             Category 1               An  organization  described  in Section  501(c)(3)  of the United
                                                       States Internal  Revenue Code, a corporation,  a Massachusetts or similar  business  trust  or  partnership,  not  formed  for  the specific  purpose of  acquiring  the Units,  with total assets in excess of US$5,000,000;

           ______             Category 2               A trust that (a) has total assets in excess of US$5,000,000,  (b)
                                                       was not formed for the specific  purpose of  acquiring  the Units and (c) is directed in its purchases



                                     - 6 -



                                                       of securities by a person who has such  knowledge and  experience in  financial  and  business  matters  that  he/she is capable of evaluating the merits and risks of an investment in the Units;

           ______             Category 3               An investment company registered under the Investment Company Act of 1940 or a business  development  company as defined in Section
                                                       2(a)(48) of that Act;

           ______             Category 4               A Small Business  Investment  Company  licensed by the U.S. Small
                                                       Business  Administration under Section 301(c) or (d) of the Small
                                                       Business Investment Act of 1958;

           ______             Category 5               A private  business  development  company  as  defined in Section
                                                       202(a)(22) of the Investment Advisors Acts of 1940; and

           ______             Category 6               An  entity  in  which  all  of  the  equity  owners  satisfy  the requirements of one or more of the foregoing categories;

     (v) the Purchaser agrees that if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

          (A)  the sale is to the Company;

          (B) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations:

          (C) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

          (D) the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion or counsel reasonably satisfactory to the Company;

     (vi) the Purchaser understands and agrees that the Unit Warrants may not be exercised in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

     (vii)the Purchaser acknowledges that the certificates representing the Unit Shares, the Unit Warrants and the Warrant Shares will bear a legend stating that such Securities have not been registered under the 1933 Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

     (viii) the Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

(f) the offering and sale of the Purchaser's Units to the Purchaser was not made through an advertisement of the Units in printed media of general and regular paid circulation, radio or television or any other form of advertisement;

(g)  Prior to entering into this Agreement, the Purchaser was provided with, and
     reviewed,   an  Offering   Memorandum  of  the  Company  prepared  for  the
     distribution of the Units;

(h) if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate, trust or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this Subscription Agreement, this Subscription Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Purchaser, any constating documents of the Purchaser or any agreement to which the Purchaser is a party or by which the Purchaser is bound;

AND the Purchaser makes the representations and warranties under one of the bolded and italicized headings below:

(i)  Cdn$97,000 exemption

     (i)  in the case of the purchase by the Purchaser of the Units as:

          (A) principal, the Purchaser is purchasing the Units as principal for its own account, and not for the benefit of any other person, and is purchasing a sufficient number of Units such that the aggregate acquisition cost to the Purchaser of such Units is not less than Cdn$97,000;

          (B) agent for a disclosed principal, the Purchaser is an agent with all necessary authority to execute this Agreement and all documentation in connection with the purchase on behalf of each beneficial Purchaser, and each beneficial Purchaser of such Units for whom the Purchaser is acting is purchasing as principal for its own account, and not for the benefit of any other person, and is purchasing a sufficient number of Units so that each such beneficial Purchaser has an aggregate acquisition cost for such Units of not less than Cdn$97,000 and the Purchaser has due and proper authority to execute this Agreement and all other documentation in connection with the purchase on behalf of each such undisclosed principal;

          (C) as a trustee or as agent for a principal whose account is fully managed by the Purchaser and whose identity is undisclosed or identified by account number only, the Purchaser is purchasing a sufficient number of Units such that the aggregate acquisition cost to the Purchaser of such Units is not less than Cdn$97,000 and the Purchaser is:

               (a)  resident  in British  Columbia  and is an insurer  which has received a business authorization under the Financial Institutions Act (British Columbia) and is purchasing the Units as trustee or as agent for accounts fully managed by it;

               (b) resident in British Columbia and is a trust company which has received a business authorization under the Financial
                    Institutions Act (British Columbia) or is a portfolio manager registered as such under the B.C. Act or exempt from such registration under the B.C. Act and is purchasing the Units, having an aggregate acquisition cost to such Purchaser of not less than Cdn$97,000, as trustee or as agent for accounts fully managed by it; or

               (c) a trust company, insurer or portfolio manager which is permitted under the Applicable Securities Laws of British Columbia and the Applicable Securities Laws of the jurisdiction in which the Purchaser resides, to be deemed to be purchasing the Units as principal; or

               (d) relying on and is purchasing the Units in accordance with an order of the applicable securities commission of the Purchaser's jurisdiction or residence exempting the sale of such Units from the requirements to file a prospectus or deliver an offering memorandum (as that term is defined under Applicable Securities Laws) issued on or before the Closing Date;

               and the Purchaser has due and proper authority to execute this Agreement and all other documentation in connection with the purchase on behalf of each such undisclosed principal; and

     (ii) neither the Purchaser nor any beneficial purchaser on whose behalf the Purchaser is acting has been formed, created, established or incorporated for the purpose of permitting the purchase of the Units without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Units is less than Cdn$97,000;

(j)  50 sophisticated purchasers exemption:

     (i)  in the case of a purchase by the Purchaser of Units as:

          (A) principal, the Purchaser is purchasing such Units as principal for its own account and not for the benefit of any other person;

          (B) agent for a disclosed principal, each beneficial purchaser of such Units for whom the Purchaser is acting is purchasing as principal for its own account, and not for the benefit of any other person, and the Purchaser is an agent with due and proper authority to execute this Agreement and all documentation in connection with the purchase on behalf of each beneficial purchaser;

          (C) a trustee or as agent for a principal which is undisclosed or identified by account number only, each beneficial purchaser of the Units for whom the Purchaser is acting is purchasing as principal for its own account, and not for the benefit of any other person, and the Purchaser is a trustee or agent with due and proper authority to execute this Agreement and all documentation in connection with the purchase on behalf of each beneficial purchaser;

     (ii) the Purchaser is:

          (A) a spouse, parent, brother, sister or child of a senior officer or director of the Company, or of an affiliate of the Company; OR

          (B) a company, all the voting securities of which are beneficially owned by one or more of a senior officer or director of the Company, or of an affiliate of the Company, or a spouse, parent, brother, sister or child of a senior officer or director of the Company, or of an affiliate of the Company; OR

          (C) a "sophisticated purchaser" as defined in the Appendix to Form 20A(NIP) attached as Schedule "D" hereto; and

     (iii)the offer and sale of these Units was not accompanied by an advertisement and the Purchaser was not induced to purchase the Purchaser's Units as a result of any advertisement made by the Company;

                                       OR

(k)  $25,000 sophisticated purchaser exemption:

     (i)  in the case of the purchase by the Purchaser of Units as:

          (A) principal, the Purchaser is purchasing such Units as principal for its own account, and not for the benefit of any other person, and is purchasing a sufficient number of Units such that the aggregate acquisition cost to the Purchaser of such Units is not less than CDN$25,000;

          (B) agent for a disclosed principal, each beneficial purchaser of such Units for whom the Purchaser is acting is purchasing as principal for its own account, and not for the benefit of any other person, and is purchasing a sufficient number of Units so that the aggregate acquisition cost to such beneficial purchaser of such Units is not less than CDN$25,000, and the Purchaser is an agent with due and proper authority to execute this Agreement and all documentation in connection with the purchase on behalf of each beneficial purchaser;

          (C) trustee or as agent for a principal which is undisclosed or identified by account number only, each beneficial purchaser of the Units for whom the Purchaser is acting is purchasing as principal for its own account, and not for the benefit of any other person, and is purchasing a sufficient number of Units so that the aggregate acquisition cost to beneficial purchaser for such Units is not less than CDN$25,000, and the Purchaser is a trustee or agent with due and proper authority to execute this Agreement and all documentation in connection with the purchase on behalf of each beneficial purchaser;

     (ii) neither the Purchaser nor any beneficial purchaser on whose behalf the Purchaser is acting has been formed, created, established or incorporated for the purpose of permitting the purchase of the Units without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Units is less than CDN$25,000; and

     (iii)the Purchaser is a "sophisticated purchaser" as defined in the Appendix to Form 20A(NIP) attached as Schedule "D" hereto;

                                       OR

(l)  Directors and employees exemption:

     (i) the Purchaser subscribes for and purchases the Units as principal for the Purchaser's own account and not for the benefit of any other person; and

     (ii) the Purchaser is:

          (A) an employee, senior officer or director of the Company or of an affiliate of the Company and the Purchaser has not been induced to make this subscription by expectation of employment or continued employment; or

          (B) a trustee on behalf of a person referred to in subparagraph (A) above; or

          (C) an issuer all the voting securities of which are beneficially owned by one or more of the persons referred to in subparagraph
               (A) above.

                                       OR

(m)  Friends and relatives exemption:

     (i) the Purchaser subscribes for and purchases the Units as principal for the Purchaser's own account and not for the benefit of any other person; and

     (ii) the Purchaser is:

          (A) a spouse, parent, brother, sister, child or close personal friend of a senior officer or director of the Company, or of an affiliate of the Company; or

          (B) a company, all the voting securities of which are beneficially owned by one or more of a senior officer of director of the Company, or of an affiliate of the Company, or a spouse, parent, brother, sister, child or close personal friend of a senior officer or director of the Company, or of an affiliate of the Company; and

     (iii)the offer and sale of these Units was not accompanied by an advertisement and the Purchaser was not induced to purchase the Purchaser's Units as a result of any advertisement made by the Company;

4.2 The foregoing representations and warranties are made by the undersigned with the intent that they may be relied upon in determining the undersigned's eligibility to acquire the Units under Applicable Securities Laws. Unless the Purchaser otherwise has advised the Company in writing, the representations and warranties of the Purchaser contained in this Subscription Agreement shall be true at the Time of Closing as though they were made at the Time of Closing and shall survive the completion of the transactions contemplated under this Subscription Agreement for a period of one year from the Closing Date.

4.3 The Purchaser understands that the Purchaser is purchasing the Units pursuant to exemptions from the prospectus requirements of the Applicable Securities Laws of the Qualifying Jurisdictions and as a consequence the Purchaser may be restricted from using some of the civil remedies available under the Applicable Securities Laws, the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under Applicable Securities Laws if the Exemptions were not being used and the Company is relieved from certain obligations that would otherwise apply under Applicable Securities Laws if the Exemptions were not being used. The Purchaser acknowledges that no securities commission or similar regulatory authority has reviewed or passed on the merits of the Private Placement.

5.   Covenants of the Company

5.1  The Company will:

     (a) offer, sell, issue and deliver the Units pursuant to the Exemptions or qualification requirements of Applicable Securities Laws of the Qualifying Jurisdictions and otherwise fulfil all legal requirements required to be fulfilled by the Company (including without limitation, compliance with all Applicable Securities Laws of the Qualifying Jurisdictions) in connection with the Private Placement;

     (b) use its reasonable best efforts to maintain its status as a "reporting issuer" not in default in British Columbia for a period of two years from the Closing Date;

     (c) use its reasonable best efforts to maintain its listing of its common shares on the Exchange for a period of two years from the Closing Date;

     (d) within the required time, file with the applicable Regulatory Authorities and the Exchange any documents, reports and information, in the required form, required to be filed by Applicable Securities Laws in connection with the Private Placement, together with any applicable filing fees and other materials;

     (e) from and including the date of this Subscription Agreement through to and including the Time of Closing, do all such acts and things necessary to ensure that all of the representations and warranties of the Company contained in this Subscription Agreement or any certificates or documents delivered by it pursuant thereto remain true and correct in all material respects; and

     (f) from and including the date of this Subscription Agreement through to and including the Time of Closing, not do any such act or thing that would render any representation or warranty of the Company contained in this Subscription Agreement or any certificates or documents delivered by it pursuant thereto materially untrue or materially incorrect.

6.   Resale Restrictions and Contractual Rights

6.1 The Purchaser understands and acknowledges that the Unit Shares, Unit Warrants and Warrant Shares will be subject to certain resale restrictions under Applicable Securities Laws and the securities laws of the United States and that certificates representing the Unit Shares, Unit Warrants and Warrant Shares may bear certain legends to that effect. If the Purchaser is a resident of any jurisdiction other than British Columbia, the Purchaser further understands that the Company is presently a reporting issuer only in British Columbia and that the Unit Shares, Unit Warrants and Warrant Shares may be subject to an indefinite hold period.

6.2 The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and the Company is not in any manner responsible) for complying with such restrictions.

6.3 If an Offering Memorandum is delivered to the Purchaser and it contains a misrepresentation (as that term is defined under the B.C. Act) at the time this Agreement is entered into, then the Purchaser may, while still the owner of the Units, either rescind this Agreement or commence a civil action against the Company for damages. In either case, written notice must be given to the Company not later than 90 days after the date of which payment was made for the Units. The Purchaser will not be entitled to commence an action to enforce this right after, in the case of an action for rescission, 180 days after the date of purchase of the Purchaser's Units or in the case of an action for damages, the earlier of 180 days following the date the Purchaser first had knowledge of the misrepresentation or three years following the date of purchase of the Purchaser's Units.

The rights of action for rescission or damages described above shall be subject to the defences, limitations and other provisions described under section 131 of the B.C. Act and the equivalent provisions of any other applicable securities legislation, each of which are incorporated herein by reference, mutatis mutandis.

These contractual rights of action, rescission and withdrawal are in addition to and without derogation from any other right available at law to the Purchaser. The Purchaser should refer to all applicable provisions of the securities legislation of the Purchaser's jurisdiction of residence for the particulars of these rights and consult with a legal advisor.

7.   Powers of Attorney

7.1 The Purchaser hereby irrevocably appoints any officer of the Company to act as its true and lawful attorney-in-fact to represent it at the Closing for the purpose of all closing matters and deliveries of documents and payments of funds and the Purchaser hereby authorizes Company to make, on the Purchaser's behalf, minor corrections or amendments to this Subscription Agreement and any documents provided by the Purchaser or any provision thereof as in the Company in its absolute discretion may deem appropriate.

8.   Indemnity

8.1 The Purchaser agrees to indemnify and hold harmless the Company and its respective directors, officers, employees, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Company in connection herewith.

9.   Closing

9.1 The Purchaser acknowledges and agrees that the closing of the transactions contemplated hereby will be completed at the place and in the manner and at such other time as the Company may determine (being the "Time of Closing" and the "Closing Date", respectively).

10.  General

10.1 For the purposes of this Subscription Agreement, time is of the essence.

10.2 This offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser.

10.3 Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

10.4 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

10.5 This Subscription Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia.

10.6 This Subscription Agreement may not be assigned by any party hereto.

10.7 The Company shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, and acceptance by the Company of a facsimile copy of this Subscription Agreement shall create a legal, valid and binding agreement between the Purchaser and the Company in accordance with its terms.

10.8 This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Purchaser has duly executed this Subscription Agreement as of the date first written above.


                                        Michael Colin Bousefield
                                        Rosemarie Bousefield
                                        ----------------------------------------
                                        Name of the Purchaser


                                        By:/s/ M. C. Bousefield
                                           -------------------------------------
                                           /s/ Rosemarie Bousefield
                                           -------------------------------------
                                           Signature of Purchaser


                                           -------------------------------------
                                           Title (if applicable)


                                   ACCEPTANCE

The above mentioned Subscription Agreement is hereby accepted by and agreed to by the Company this ____ day of ______________, 1997.

                                        IDAHO CONSOLIDATED METALS CORP.


                                        By:
                                           -------------------------------------
                                           Delbert Steiner, President and CEO

                   SCHEDULE "A" TO THE SUBSCRIPTION AGREEMENT

                        TO BE COMPLETED BY THE PURCHASER

A. Number of Units: The total number of Units subscribed for under this Subscription Agreement is as follows:

               ------- Units


B. Amount of Subscription Funds: The total subscription amount (the "Purchaser's Subscription Funds") for the Units subscribed for under this Subscription Agreement is as follows:

                  $-------------

C. Name and Address of Purchaser: The name and address of the Purchaser is as follows:

                  Name: ---------------------------------
                  Address: ------------------------------
                           ------------------------------


D. Name and Address of Beneficial Purchaser: The name(s) and address(es) of any beneficial purchasers for whom the Purchaser is purchasing as agent or trustee are set forth below (or, if additional space is needed, are set forth in an attachment hereto):

                  Name: ---------------------------------
                  Address: ------------------------------
                           ------------------------------


E. Registration Instructions: The name(s) and address(es) of the person(s) in whose name(s) the Purchaser's Units are to be registered, if other than as set forth in paragraph C above, are as follows (or, if additional space is needed, are set forth in an attachment hereto):

                  Name: ---------------------------------
                  Address: ------------------------------
                           ------------------------------


F. Delivery Instructions: The name and address of the person to whom the certificates representing the Purchaser's Units referred to in paragraph A above are to be delivered, if other than as set forth in paragraph C above, is as follows:

                  Name: ---------------------------------
                  Address: ------------------------------
                           ------------------------------

                   SCHEDULE "B" TO THE SUBSCRIPTION AGREEMENT

                            VANCOUVER STOCK EXCHANGE
                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING
                       TO BE COMPLETED BY ALL SUBSCRIBERS


1.   DESCRIPTION OF TRANSACTION

     (a)  Name of issuer of the securities: Idaho Consolidated Metals Corp.

     (b)  Number and description of securities to be purchased:

          ------ Units where each Unit consists of one common share and one share purchase warrant of the Issuer. One warrant will entitle the holder to purchase one additional common share of the Issuer for a period of two years from the Closing Date at the price of CDN$0.60 per share in the first year and $0.70 per share in the second year.

     (c)  Purchase price: $0.60 per Unit.

2.   DETAILS OF PURCHASER

     (a)  Name of purchaser: -----------------------------------

     (b)  Address: -----------------------------------

                   -----------------------------------

                   -----------------------------------

     (c)  If  the  purchaser  is  a  corporation,   state  the  jurisdiction  of
          incorporation:

               N/A ----- or in the jurisdiction of ------------------.

     (d) Names and address of persons having a greater than 10% beneficial interest in the purchaser, if a corporation:

               N/A ----- or ------------------------------------.

3.   RELATIONSHIP TO LISTED COMPANY

     (a) State if purchaser will become a control person with over 20% of the company's issued share capital as a result of the purchase in section 1 above:

               YES ------ NO ------

     (b) Does the purchaser own any securities of the issuer at the date hereof, if so, give particulars. State the number of securities of the listed company held by the purchaser not including the purchase in section 1 above:

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

4.   PAYMENT DATE

     (a)  State   the  date   the   purchaser   has   advanced   full   payment:
          ----------------------------.

     (b) If the purchase funds are held in trust pending receipt of final regulatory approval identify the trustee and give particulars of the condition(s) required for release of the funds: not applicable.

     (c) If the purchaser is an institutional investor and the funds have not yet been advanced, give particulars of the condition(s) required for the advance of funds: not applicable.

5.   UNDERTAKING

TO:  THE VANCOUVER STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase, as principal, the Securities described in section 1 of this Private Placement Questionnaire and Undertaking. (The purchase funds may be deposited in trust with advancement to the Company subject only to receipt of all necessary regulatory approvals).

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period that ends on the earlier of:

     (a)  twelve months from the payment date; and

     (b) the date that a receipt for a final prospectus relating to the said securities or any securities derived therefrom has been issued by the British Columbia Securities Commission,

without the prior consent of the Vancouver Stock Exchange and any other regulatory body having jurisdiction. The undersigned acknowledges that all certificates representing the said securities will bear a legend to the effect that the certificates are subject to such hold period.

The undersigned hereby certifies that the said Securities are not being purchased as a result of any material information about the Company's affairs that has not been publicly disclosed. The undersigned acknowledges that it is aware that the removal from the Securities of any resale restriction after twelve months that is imposed solely as a requirement of the Vancouver Stock Exchange will not entitle it to sell the Securities if such sale would contravene any other applicable securities legislation or regulation.

6.   ADDITIONAL UNDERTAKING - PORTFOLIO MANAGER

If the undersigned is a portfolio manager purchasing as agent for accounts that are fully managed by it, the undersigned acknowledges that it is bound by the provisions of the Securities Act (British Columbia) (the "Act"), and undertakes to comply with all provisions of the Act relating to ownership of, and trading in, securities including, without limitation, the filing of insider reports and reports pursuant to Section 111 of the Act.

If the undersigned carries on business as a portfolio manager in a jurisdiction outside of Canada, the undersigned certifies that:

     (a) it is purchasing securities of the Issuer on behalf of managed accounts over which it has absolute discretion as to purchasing and selling, and in respect of which it receives no instructions from any person beneficially interested in such accounts or from any other person;

     (b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ______________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

     (c) it is not created solely or primarily for the purpose of purchasing securities of the Issuer;

     (d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000;

     (e) it does not believe, and has no reasonable grounds to believe, that any resident of British Columbia has a beneficial interest in any of the managed accounts for which it is purchasing; and

     (f) the Issuer has provided it with a list of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer (which list is attached as a schedule to this Appendix), and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:


----------------------------------------


-----------------------------------------
(name of insider(s) or person(s) carrying on investor relations activities for the Issuer that have a beneficial interest in an account)

The undersigned acknowledges that it is bound by the provisions of the Act including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.


Dated at ---------------------------

this ----- day of ------------------, 1997


-------------------------------------
(Name of Purchaser - please print)


-------------------------------------
(Authorized Signature)


-------------------------------------
(Official Capacity - please print)


--------------------------------------
(please print name of individual whose
signature  appears above,  if different
from name of purchaser printed above)

               SCHEDULE "A" TO THE PRIVATE PLACEMENT QUESTIONNAIRE
                       AND UNDERTAKING - PORTFOLIO MANAGER

          List of Directors, Senior Officers and Insiders of the Issuer and persons that carry on investor Relations Activities for the Issuer


                                    Directors

                               Delbert W. Steiner
                                 E. Roy Knickel
                               Theodore Tomasovich
                                    Jag Vyas
                                 Robert A. Young

                                    Officers

                Delbert W. Steiner - President, Chairman, C.E.O.
                              Lori Cox - Secretary
    Wilfried J. Struck - VP, Mining and Exploration, Chief Operating Officer
                   Kenneth A. Scott - Chief Financial Officer

                   SCHEDULE "C" TO THE SUBSCRIPTION AGREEMENT

                                  FORM 20A (IP)

                                 Securities Act

                     Acknowledgement of Individual Purchaser


1.   I have  agreed to  purchase  from  Idaho  Consolidated  Metals  Corp.  (the
     "Issuer")   ______  Units  [number  and  description  of  securities]  (the
     "Securities") of the Issuer.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

4.   I acknowledge that:

     (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

     (b)  there is no government or other insurance covering the Securities, AND

     (c)  I may lose all of my investment, AND

     (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

     (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

     (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

     (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraphs 5(a) and 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.   I also acknowledge that: [circle one]

     (a) I am purchasing Securities that have an aggregate acquisition cost of Cdn$97,000 or more, OR

     (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

     (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

     (d)  I am registered under the Act, OR

     (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

     (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

     (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [Name of registered person: --------------- (the "Registered Person")] who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c) or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]

     (a)  of my financial, business or investment experience, OR

     (b)  I  have   received   advice   from  a   person   [Name   of   adviser:
          ----------------------- (the "Adviser")] who has advised me that the Adviser is:

          (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

          (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED ------------------------, 1997.


                                        ----------------------------------------
                                        Signature of Purchaser


                                        ----------------------------------------
                                        Name of Purchaser


                                        ----------------------------------------
                                        Address of Purchaser

                   SCHEDULE "D" TO THE SUBSCRIPTION AGREEMENT

                                 FORM 20A (NIP)
                                 Securities Act
              Acknowledgment of Purchaser that is not an Individual


1. -------------------- (the "Purchaser") has agreed to purchase from Idaho Consolidated Metals Corp (the "Issuer") ------------ Units [number and description of securities] (the "Securities") of the Issuer.

2. The Purchaser is purchasing the Securities as principal, or is a trust company, insurer or portfolio manager acting on behalf of fully managed accounts and is deemed to be purchasing as principal under section 74(1) of the British Columbia Securities Act (the "Act").

3. On closing of the agreement of purchase and sale, the Purchaser will be the beneficial owner of the Securities, except where the Purchaser is a trust company, insurer or portfolio manager acting on behalf of fully managed accounts under section 74(1) of the Act.

4. The Purchaser [circle one] has/has not received an offering memorandum describing the Issuer and the Securities.

5.   The Purchaser acknowledges that:

     (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

     (b)  there is no government or other insurance covering the Securities, AND

     (c)  the Purchaser may lose all of its investment, AND

     (d) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities, AND

     (e) the Purchaser will not receive a prospectus that the Act would otherwise require be given to the Purchaser because the Issuer has advised the Purchaser that the Issuer is relying on a prospectus exemption, AND

     (f) because the Purchaser is not purchasing the Securities under a prospectus, the Purchaser will not have the civil remedies that would otherwise be available to the Purchaser, AND

     (g) the Issuer has advised the Purchaser that the Issuer is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 6(b), and as a result the Purchaser does not have the benefit of any protection that might have been available to the Purchaser by having a dealer act on the Purchaser's behalf.

6.   The Purchaser acknowledges that:

     (a) it is a "sophisticated purchaser" as described in paragraph 2 in the attached Appendix A [circle the applicable subparagraph in paragraph 2 in Appendix A]; OR

     (b)  the  Securities   were  purchased  under  section  128(c)  ($25,000  -
          registrant required) of the Rules and an authorized signatory of the Purchaser has spoken to a person [Name of registered person:

          ----------------------- (the "Registered Person")] who has advised the authorized signatory that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for the Purchaser; OR

     (c) the Purchaser is a corporation, all the voting securities of which are beneficially owned by one or more of:

          (i) a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

          (ii) a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

          (iii)a spouse, parent, brother, sister, or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer.

7. If the Purchaser is referred to in paragraph 6(a), the Purchaser acknowledges that, on the basis of information about the Securities furnished by the Issuer, the Purchaser is able to evaluate the risks and merits of the Securities because: [circle one]

     (a) of the financial, business or investment experience of the Purchaser, OR

     (b)  the  Purchaser  has  received  advice from a person  [Name of adviser:
          -------------------- (the "Adviser")] who has advised the Purchaser that the Adviser is:

          (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, AND

          (ii) not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED the -------- day of -------------------, 1997.


                                        ----------------------------------------
                                        Signature of Authorized Signatory of
                                          Purchaser


                                        ----------------------------------------
                                        Name and Office of Authorized Signatory
                                          of Purchaser


                                        ----------------------------------------
                                        Name of Purchaser


                                        ----------------------------------------
                                        Address of Purchaser


Please turn to Appendix A, which is attached to and forms a part of this Form 20A (NIP).

                          APPENDIX A TO FORM 20A (NIP)

[Circle the applicable subparagraph in paragraph 2.]

"Sophisticated purchaser" means a purchaser that, in connection with a distribution, gives an acknowledgment under section 135 of the Rules to the Issuer, where the Issuer does not believe, and has no reasonable grounds to believe, that the acknowledgment is false, acknowledging both that:

1. the purchaser is able, on the basis of information about the investment furnished by the Issuer, to evaluate the risks and merits of the prospective investment because of:

     (a)  the purchaser's financial, business or investment experience, OR

     (b) advice the purchaser receives from a person who is registered to advise, or is exempted from the requirement to be registered to advise, in respect of the security that is the subject of the trade (the "Security") and who is not an insider of, or in a special relationship with, the Issuer of the Security; AND

2.   the purchaser is one of the following [circle one]:

     (a)  a person registered under the Securities Act, OR

     (b)  an individual who:

          (i) has a net worth, or net worth jointly with the individual's spouse, at the date of the agreement of purchase and sale of the Security, of not less than $400,000, OR

          (ii) has had in each of the 2 most recent calendar years, and reasonably expects to have in the current calendar year:

               o annual net income before tax of not less than $75,000, OR

               o annual net income before tax,  jointly with the individual's spouse, of not less than $125,000; OR

     (c)  a corporation, partnership or trust that:

          (i)  has net assets of not less than $400,000, OR

          (ii) has had in each of the 2 most recent calendar years, and reasonably expects to have in the current calendar year, net income before tax of not less than $125,000, OR

     (d) a corporation in which all of the voting shares are beneficially owned by sophisticated purchasers or of which the majority of the directors are sophisticated purchasers, OR

     (e) a general partnership in which all of the partners are sophisticated purchasers, OR

     (f) a limited partnership in which a majority of the general partners are sophisticated purchasers, OR

     (g) a trust in which all of the beneficiaries are sophisticated purchasers or the majority of the trustees are sophisticated purchasers.


                                     - 3 -